Exhibit 32.1

             CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND THE PERSON
        PERFORMING THE FUNCTIONS OF THE CHIEF FINANCIAL OFFICER PURSUANT
                               TO 18 U.S.C. 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q for the period ended September 30, 2004 (the "Report") of Franklin Capital Corporation (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof, I, Milton "Todd" Ault III, as the Chief Executive Officer , as Chief Executive Officer and the person performing the functions as Chief Financial Officer of the Registrant certify, to the best of my knowledge, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated this 15th day of November, 2004.        By:  /s/ MILTON "TODD' AULT III
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